The Society of Airline Analysts
October 28, 2004

Continental Airlines

Please note that the discussion today contains forward-looking statements that are not limited to historical facts, but reflect the company's current beliefs, expectations or intentions regarding future events. Actual results could differ materially from those described in the forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained in the company's Form 10-K and other securities filings with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this presentation.

Unless otherwise noted, all statistics are for mainline operations, excluding regional jets.

In this presentation we discuss non-GAAP financial measures such as Cost Per Available Seat Mile excluding special charges. Comparable GAAP financial measures and a reconciliation of GAAP financial measures to non-GAAP financial measures will be presented at the end of this presentation.

Gordon Bethune
Chairman & CEO

Intense Challenges Facing the Industry

- Increased competition, excess supply, weak revenue environment
- High fuel prices
- Burdensome taxes, fees and security costs

LCCs Expanded Growth

Domestic Market Share



100%
90%
80%
70%
60%
50%
% of Domestic ASMs
16%
5%
79%
17%
5%
78%
20%
6%
74%
22%
8%
70%
23%
9%
68%
2000
2001
2002
2003
2004E
Network Majors
Regionals
LCCs

Network major airlines include ALK, AMR, CAL, DAL, NWAC, UAIR, and UAL; LCCs include AAI, ATA, AWA, FRNT, JBLU, & LUV
Regionals include AMR Eagle, ASA, ACA, COMAIR, Continental Express, Mesa, Mesaba, Pinnacle, SkyWest & US Express
ASM data derived from information disclosed in SEC filings, news releases, and earnings calls

Record High Fuel Prices Significantly Impact Pre-Tax Profit



2004 Fuel Volume at Historical Fuel Prices
(Billions)
$2.0
$1.5
$1.0
$0.5
$0.0
$0.7
$1.1
$1.4
$1.8

	1998	2002	2003	2004E
Average Fuel Price per Gallon (cents)	46.83	69.97	87.18	113.07

2004E consolidated fuel gallon consumption at respective annual average fuel price per gallon, excluding related fuel taxes.

Exorbitant Fees & Non-Income Related Taxes Levied on the Airline Industry



$14 Billion
$15
$10
$5
$0
($5)
($Billions)
($4.5) Billion
2004 Estimated Industry Taxes & Fees
2004 Estimated Industry Loss

Source: Air Transport Association testimony for U.S. House of Representatives Subcommittee on Aviation (Industry Taxes & Fees); Various analyst reports (Industry Loss)

Continental's Relative Performance Remains Strong

Pre-Tax Profit/(Loss) per Available Seat Mile



Third Quarter 2004
(Cents)
1.0
0.0
(1.0)
(2.0)
0.93
0.03
(0.16)
(0.52)
(1.78)
LUV
CAL
NWAC
AMR
DAL



Last Twelve Months 3Q04
(Cents)
1.0
0.5
0.0
(0.5)
(1.0)
(1.5)
0.72
(0.20)
(0.30)
(0.51)
(1.43)
LUV
CAL
AMR
NWAC
DAL

Consolidated company data reflected; Excludes certain special items; UAIR & UAL 3Q results not yet available.

Better than Industry System RASM


Third Quarter 2004
(Length of Haul Adjusted)
Revenue per ASM (cents)
9
8
7
6
5
8.97
8.72
8.23
7.88
5.31
CAL
NWAC
AMR
DAL
LUV

Length of haul adjusted to CAL's 3Q04 system LOH of 1632; UAIR & UAL 3Q results not yet available.
RASM data derived from information disclosed in SEC filings

Excellent On-Time Performance


August 2004
% Arrivals within 14 minutes
90%
80%
70%
60%
81.3%
81.2%
80.1%
77.4%
77.2%
76.2%
75.6%
75.4%
74.9%
73.5%
CAL
NWAC
UAL
LUV
ALK
DAL
UAIR
JBLU
AWA
AMR

*Top 10 US Carriers (based on August 2004 revenue passenger miles) shown
Source: D.O.T Air Traffic Consumer Report (% On-Time)

Best in Baggage Delivery

August 2004



Claims Per 1000 Passenger Enplanements
6
5
4
3
2
1
0
3.38
3.41
4.02
4.16
4.21
4.30
4.35
4.76
5.06
5.08
CAL
LUV
NWAC
UAL
UAIR
ALK
JBLU
AWA
AMR
DAL

*Top 10 US Carriers (based on August 2004 revenue passenger miles) shown
Source: D.O.T. Air Traffic Consumer Report

Low Cancellation Rate

August 2004


4%
3%
2%
1%
0%
% Flights Cancelled
0.6%
0.6%
0.9%
1.1%
1.2%
1.3%
1.3%
1.3%
2.1%
2.4%
CAL
JBLU
LUV
NWAC
AWA
UAL
DAL
ALK
AMR
UAIR

*Top 10 US Carriers (based on August 2004 revenue passenger miles) shown
Source: D.O.T. Air Traffic Consumer Report

Focus on International Flying

Being Globally Well-Balanced Mitigates a Weak Domestic Environment



100%
90%
80%
70%
60%
50%
% Capacity
Continental
American
Delta
Northwest
United
US Airways
US Domestic
Atlantic
Latin
Pacific

Source: Company Reports

Uniquely Positioned to Grow International Network at New York/Liberty International



Tokyo
Hong Kong
Newark Liberty
Bermuda
Freeport
Nassau
Los Cabos
Puerto Vallarta
Mexico City
Cancun
Acapulco
Cozumel
Belize City
Montego Bay
San Pedro Sula
Guatemala City
San Salvador
San Jose
Panama City
Grand Cayman
Kingston
Santo Domingo
San Juan
Aruba
Port of Spain
Barbados
Bogota
Quito
Lima
Rio de Janeiro
Glasgow
Belfast
Edinburgh
Oslo
Stockholm
Shannon
Manchester
Birmingham
Bristol
Hamburg
Amsterdam
London
Brussels
Berlin
Paris
Frankfurt
Zurich
Geneva
Madrid
Lisbon
Milan
Rome
Tel Aviv
Seasonal Service
2005 Start Date, Pending Governmental Approval
Data excludes 6 Canadian Destinations

Increasing our Global Network

Official Member of SkyTeam

-giving customers a broad choice of 658 global destinations in more than 130 countries

Continental Airlines

nwa

AEROMEXICO.

SKYTEAM

KLM

AIR FRANCE

KOREAN AIR

Alitalia

Delta

CSA CZECH AIRLINES

AIRLINE OF THE YEAR
AWARDS 2004
OAG™

Jeff Misner
Executive VP & CFO

Domestic Revenue Environment


Revenue per ASM
RASM (cents)
11
9
7
8.33
8.28
9.09
9.04
3Q01
3Q02
3Q03
3Q04


Yield & Load Factor
Yield (cents)
13
12
11
10
Load Factor %
82%
80%
78%
76%
74%
72%
70%
Load Factor
Yield

RASM and Yield length of haul adjusted to CAL's 3Q04 domestic LOH 1225

Continued Focus on Cost Containment

Cost per Available Seat Mile Holding Fuel Rate Constant



Year-Over-Year % Change
4%
2%
0%
(2)%
(4)%
(0.2)%
(2.5)%
(0.5)%
(3.7)%
2001
2002
2003
2004E

Data excludes special items

Substantial Progress on Cost Savings Initiatives


Revenue Generating/Cost Saving Initiatives
Pre-Tax Net Benefit ($Millions)
$1,200
$900
$600
$300
$0
$400
2003
Run Rate
$500
Target
$400
2003
Run Rate
$125 Target
$500
2004
Run Rate
$400
2003
Run Rate
2003
2004E
2005E
$400M Initiative
$500M Initiative
$200M Initiative

Consolidated company data reflected for 2003

2004 Fuel Costs Estimated to be More than $400 Million Worse than 2003

(Includes approximately $100M of fuel hedge benefits)



$55
$51
$47
$43
$39
$35
$31
$27
$23
WTI $ per Barrel
2004 Actual*
2003 Actual
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec

*Based on 2004E consolidated fuel gallon consumption; fuel cost per gallon estimates exclude related taxes on fuel.

Young Fleet is Fuel Efficient


% Change in Consumption per ASM vs. 1998
0%
(5)%
(10)%
(15)%
(20)%
(25)%
(5.8)%
(10.5)%
(15.2)%
(18.7)%
(19.4)%
(20.9)%
1999
2000
2001
2002
2003
2004E

Successful Rate Renegotiation with ExpressJet

Strong Partnership Continues

- **Prevailing margin remains at 10%**
  - **Completion factor incentives may drive margin above 10%**
  - **ExpressJet will not be penalized for a controllable completion factor above 99.5%**
- **Scheduled block hour rates approximately 2% lower than estimated 2004 cost**

Labor Cost Landscape

- US Air – Precedent set, cannot be ignored by others.
- United – In the midst of Round 2.
- American – Questions regarding possibility of Round 2.
- Northwest – Recently announced compromise tentative agreement with pilots, other groups to follow.
- Delta – Proposed cuts potentially not adequate.
- Continental – "Competitive" labor rates are being defined. We'll be ready to negotiate the appropriate adjustments at the appropriate time.

Continental is committed to achieving a competitive CASM.

2005 Mainline Capacity Growth Primarily Attributable to International Markets



Mainline Full Year 2005E Capacity Increase
Year-Over-Year % Change
6%
4%
2%
0%
Mainline ASM Growth 4.5%
0.1%
2.0%
3.1%
(0.7%)
Gauge
Run Rate of 2004 New Markets
2005 New Markets
Frequency Reductions

2005 Focus on International Growth

Full Year 2005E



Year-Over-Year % Change
20%
15%
10%
5%
0%
0.5%
0.5%
11.0%
16.5%
4.5%
9.0%
5.0%
Domestic
Latin
Pacific
Trans-Atlantic
Mainline
Regional
Consolidated

Long Term Infrastructure Projects Financed

- **247 New Boeing Aircraft (1997-2004), $10.1 Billion at effective interest rate of approximately 6.2%**
- **Newark Liberty Global Gateway, $978 Million at 6.60%**
- **Houston Terminals B/C/E, $559 Million at 6.63%**
- **Cleveland Terminal D, $75 Million at 5.59%**

Cash Capital Expenditures



$Millions
$700
$600
$500
$400
$300
$200
$100
$0
$663
$593
$393
$337
$153
$115
$82
$170
2001
2002
2003
2004E
2005E
ExpressJet
Continental

Cash Capex includes fleet net of purchase deposits, non-fleet items, rotable parts and capitalized interest.

2004 – 2005 Pension Funding Requirements


$Millions
$400
$200
$0
$285
$40
$245
$300
Initial Expectation
Without DRC Relief
Minimum Requirement
With DRC Relief
2004 Funding
2005E Funding

Liquidity Remains Strong



Unrestricted Cash and Short-Term Investments
$1.8
$1.5
$1.2
$0.9
$0.6
$0.3
$0.0
($Billions)
$1.4
$1.4
$1.7
$1.5
$1.4-$1.5
31-Dec 2003
31-Mar 2004
30-Jun 2004
30-Sep 2004
31-Dec 2004E

Data includes cash and short-term investments, excludes restricted cash

Non-GAAP to GAAP Reconciliations

Non-GAAP to GAAP Reconciliation

Third Quarter 2004 Consolidated Income / (Loss) before Income Taxes and Minority Interest (Pre-Tax Profit/(Loss)) per Available Seat Mile (ASM):

($Millions)	LUV	CAL	NWAC	AMR	UAL
Pre-Tax Profit/(Loss):					
GAAP	$ 193	$ (16)	$ (53)	$ (214)	$ (652)
Special Items Excluded	-	22	-	(18)	54
Non-GAAP	$ 193	$ 6	$ (53)	$ (232)	$ (598)
ASMs - Mainline (Millions)	19,436	21,979	29,314	44,515	33,578
Pre-Tax Profit/(Loss) per ASM:					
GAAP (cents)	0.99	(0.07)	(0.18)	(0.48)	(1.94)
Non-GAAP (cents) *	0.99	0.03	(0.18)	(0.52)	(1.78)

*These financial measures provide management and investors the ability to measure and monitor the industry's performance on a consistent basis.

Non-GAAP to GAAP Reconciliation

Last Twelve Months 3Q04 Consolidated Income / (Loss) before Income Taxes and Minority Interest (Pre-Tax Profit/(Loss)) per Available Seat Mile (ASM):

($Millions)		LUV		CAL		AMR		NWAC		UAL
Pre-Tax Profit/(Loss):										
GAAP	$	502	$	(193)	$	(565)	$	(88)	$	(2,191)
Special Items Excluded		47		(23)		47		(366)		859
Non-GAAP	$	549	$	(166)	$	(518)	$	(454)	$	(1,332)
ASMs - Mainline (Millions)		74,224		89,581		172,451		89,799		123,060
Pre-Tax Profit/(Loss) per ASM:										
GAAP (cents)		0.67		(0.17)		(0.33)		(0.07)		(1.71)
Non-GAAP (cents) *		0.72		(0.20)		(0.30)		(0.51)		(1.49)

*These financial measures provide management and investors the ability to measure and monitor the industry's performance on a consistent basis.

Non-GAAP to GAAP Reconciliation

Third Quarter Length of Haul Adjusted Revenue per Available Seat Mile (RASM):

*RASM formula: Yield * Load Factor*

*Length of Haul (LOH) formula: (Revenue Passenger Miles (RPMs) / Enplanements) * 1000.*

*LOH Adjusted RASM formula: RASM * (Carrier's LOH / CAL's LOH) ^0.5*

	Yield (cents)	Load Factor%	RASM (cents)	RPMs (Millions)	Enplanements (Thousands)	LOH	LOH Adjusted RASM *
CAL	11.00	81.5%	8.97	17,923	10,984	1,632	8.97
NWAC	11.63	82.9%	9.64	19,744	14,798	1,334	8.72
AMR	11.07	77.9%	8.62	34,659	23,319	1,486	8.23
DAL	11.72	78.7%	9.23	26,438	22,203	1,191	7.88
LUV	11.38	72.7%	8.27	14,164	21,103	671	5.31

Source: Company reports

*These financial measures provide management and investors the ability to measure and monitor the industry's performance on a comparable basis.

Non-GAAP to GAAP Reconciliation

CASM Holding Fuel Rate Constant to the Prior Year ("CASM HFRC") – Mainline Jet:
Operating Cost per ASM, adjusting average fuel price per gallon for the period to equal the average fuel price per gallon for the corresponding period in the prior year). Note: All amounts are for the mainline jet segment.

(Millions)	2003	2002	2001
Operating Expenses - GAAP	$7,334	$7,640	$7,792
Adjustment for Fuel Rate	(216)	99	74
Operating Expenses HFRC – Non-GAAP	$7,118	$7,739	$7,866
Special Items Excluded	73	(251)	301
Operating Expenses HFRC Excluding Special Items - Non-GAAP	$7,191	$7,488	$8,167
CASM HFRC (cents) – Non-GAAP	9.08	9.65	9.31
CASM HFRC Excluding Special Items* (cents) – Non-GAAP	9.17	9.34	9.67
Corresponding Prior Year Period			
CASM Excluding Special Items (cents) – Non-GAAP *	9.22	9.58	9.68

*These financial measures provide management and investors the ability to measure and monitor Continental's performance on a consistent basis.

Continental Airlines

Focusing on Our Core Strategic Strengths

- Dedicated, productive workforce and employee relations that are the envy of the industry
- Modern facilities in strategically located hubs
- Young, fuel-efficient fleet offers permanent fuel savings (21% fuel burn savings over 1998 = approx. $400M)
- Most consistent, reliable product in the U.S.
- RASM premium (since 1998)
- Sky Team membership completes strong global network and ensures long-term access to worldwide markets
- Continental is committed to achieving a CASM that is competitive with the industry


Continental